Prudential Bancorp, Inc. Annual Shareholder Meeting (NASDAQ: PBIP) February 3, 2014

1 Prudentia l Bancorp, Inc. Pru dentia l Disclaimer This presentation may contain certain forward - looking statements, including statements about the financial condition, results of operations and earnings outlook for Prudential Bancorp, Inc. Forward - looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "estimate" and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may." Forward - looking statements, by their nature, are subject to risks and uncertainties. A number of factors, many of which are beyond the Company's control, could cause actual conditions, events or results to differ significantly from those described in the forward - looking statements. The Company's reports filed from time - to - time with the Securities and Exchange Commission, describe some of these factors, including general economic conditions, changes in interest rates, deposit flows, the cost of funds, changes in credit quality and interest rate risks associated with the Company's business and operations. Other factors described include changes in our loan portfolio, changes in competition, fiscal and monetary policies and legislation and regulatory changes. Investors are encouraged to access the Company's periodic reports filed with the Securities and Exchange Commission for financial and business information regarding the Company at www.prudentialsavingsbank.com under the Investor Relations menu. We undertake no obligation to update any forward - looking statements.

2 Prudentia l Bancorp, Inc. Pru dentia l • Prudential Bancorp, Inc. (“the Company”) is the Holding Company of Prudential Savings Bank • The Bank operates out of its headquarters and main offices in South Philadelphia as well as six other locations in Philadelphia and Delaware Counties • A community oriented savings bank with roots in Philadelphia dating back to 1886 • The Company conducts business in Philadelphia, Delaware, Bucks, Chester, Montgomery Counties, as well as several contiguous counties in southern New Jersey Prudential Bancorp, Inc. Overview

3 Prudentia l Bancorp, Inc. Pru dentia l Prudential Bancorp, Inc. Branch Listings PBIP Location (7) 1. 1834 W Oregon Ave Philadelphia, PA 19145 2. 1722 S Broad St Philadelphia, PA 19145 3. 238A Moore St Philadelphia, PA 19148 4. 601 Morgan Ave Drexel Hill, PA 19026 5. 112 S 19th St Philadelphia, PA 19103 6. 2101 S 19th St Philadelphia, PA 19145 7. 28 N 3rd St Philadelphia, PA 19106

4 Prudentia l Bancorp, Inc. Pru dentia l • Net Loans grew from $260. 7 million at fiscal year - end 2012 to $306. 5 million at fiscal year - end 2013, an annual growth rate of 17.6% • Nonperforming Assets to Total Assets decreased 64.4% from 3.26% at fiscal year - end 2012 to 1.16% at fiscal year - end 2013 • Nonperforming Loans to Total Loans declined over the same period from 5.38% to 2.16% for a 59.9% annual reduction • Although we experienced runoff of higher costing certificates of deposits, core deposits grew modestly by 2.6% during the fiscal year ended September 30, 2013 2013 Fiscal Year Financial Highlights

5 Prudentia l Bancorp, Inc. Pru dentia l Asset Trends • T he Company has grown the loan portfolio by over $66 million from fiscal year - end 2011 to fiscal year - end 2013 Note: Dollars in thousands $240,511 $260,684 $306,517 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 2011Y 2012Y 2013Y Net Loans

6 Prudentia l Bancorp, Inc. Pru dentia l Loan Portfolio Composition 1 - 4 Family Loans 83% Multifamily Loans 2% CRE Loans 6% Construction & Development Loans 4% Consumer Loans 5% 9/30/2013 1 - 4 Family Loans 77% Multifamily Loans 2% CRE Loans 7% Construction & Development Loans 6% Consumer Loans 8% 9/30/2012

7 Prudentia l Bancorp, Inc. Pru dentia l Investment Portfolio Composition 9/30/2013 9/30/2012 HTM - Gov't Agencies 53% HTM - GNMA MBS's 13% AFS - Gov't Agencies 13% AFS - GNMA MBS's 5% AFS - Gov't Sponsored MBS's 12% AFS - Private CMO's 4% Equities <1% HTM - Gov't Agencies 35% HTM - GNMA MBS's 14% AFS - Gov't Agencies 11% AFS - GNMA MBS's 9% AFS - Gov't Sponsored MBS's 28% AFS - Private CMO's 3% Equities <1%

8 Prudentia l Bancorp, Inc. Pru dentia l Transaction 7% MMDA & Savings 26% Retail CD 25% Jumbo CD 15% Escrow Deposits for Offering¹ 27% (1) Represents $145.7 million in deposits held in escrow in connection with subscription second - step conversion Note: Jumbo CDs defined as certificates of deposits with balances of $100,000 or more Deposit Composition Transaction 9% MMDA & Savings 33% Retail CD 35% Jumbo CD 23% 9/30/2012 9/30/2013

9 Prudentia l Bancorp, Inc. Pru dentia l Credit Quality 2.98% 3.26% 1.16% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2011Y 2012Y 2013Y Nonperforming Assets to Total Assets

10 Prudentia l Bancorp, Inc. Pru dentia l Nonperforming Asset Detail Period Ended 9/30/2011 9/30/2012 9/30/2013 (dollars in thousands) 30-89 Days Past Due: $3,406 $1,342 $3,945 Nonaccrual Loans 1-4 Family Loans 10,314 12,904 4,259 Comm & Multifamily RE Loans 545 597 2,375 Total Real Estate Loans 10,859 13,501 6,634 Construction/Development Loans 1,772 517 - Total Consumer Loans - - - Commercial Loans - - - Other Loans - - - Total Nonaccrual Loans 12,631 14,018 6,634 Real Estate Owned and Repossessed Assets 2,268 1,972 406 Total Nonperforming Assets 14,899 15,990 7,040

11 Prudentia l Bancorp, Inc. Pru dentia l Summary Income Statement Period Ended FY 2012 FY 2013 (dollars in thousands, except per share data) Total Interest Income $18,979 $16,773 Total Interest Expense 5,779 4,344 Net Interest Income 13,200 12,429 Provision (Recovery) 725 (500) Total Non-interest Income 3,068 1,774 Total Non-interest Expense 11,668 11,250 Income Before Taxes 3,875 3,453 Income Taxes 1,282 1,698 Net Income 2,593 1,755 Basic Earnings Per Share $0.27 $0.18 Diluted Earnings Per Share $0.27 $0.18 Return on Average Assets 0.52% 0.35% Return on Average Equity 4.43% 3.00%

12 Prudentia l Bancorp, Inc. Pru dentia l Net Interest Margin 2.97% 2.76% 2.67% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2011Y 2012Y 2013Y

13 Prudentia l Bancorp, Inc. Pru dentia l $4.0 $6.0 $8.0 $10.0 $12.0 9/30/2012 12/31/2012 3/31/2013 6/30/2013 9/30/2013 12/31/2013 PBIP Note: Market data as of 1/27/2014 Source: SNL Financial Stock Price Performance Since September 30, 2012 (20.0%) 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 9/30/2012 12/31/2012 3/31/2013 6/30/2013 9/30/2013 12/31/2013 PBIP SNL U.S. Thrift 68.5% 24.1% $10.5 3 $6.25

14 Prudentia l Bancorp, Inc. Pru dentia l • On October 9 th , 2013, Prudential Bancorp, Inc., successor company to Prudential Bancorp Inc. of Pennsylvania, completed the second - step conversion of Prudential Mutual Holding Company whereby it became the holding company to Prudential Savings Bank • Each share of Prudential Bancorp Inc. of Pennsylvania common stock was converted into .9442 shares of the new Prudential Bancorp Inc.’s stock, which began trading on the NASDAQ Global Market under the trading symbol “PBIP” on October 10, 2013 • An additional 7,141,602 shares were issued in the offering, bringing the total outstanding shares of Prudential Bancorp Inc. to 9,544,809 • The Company received $69.4 million in net proceeds from the offering Second - Step Conversion

15 Prudentia l Bancorp, Inc. Pru dentia l Impact of Second - Step Conversion Proceeds 9/30/2013 Second-Step Adjusted (dollars in thousands, except book value) Cash and Equivalents $158,984 ($75,348) $83,636 Total Investments 125,513 - 125,513 Loans Receivable, Net 306,517 - 306,517 Other Assets 16,883 - 16,883 Total Assets $607,897 ($75,348) $532,549 Deposits $542,748 ($145,675) $397,073 Borrowings 340 - 340 Other Liabilites 4,897 - 4,897 Total Liabilities 547,985 (145,675) 402,310 Stockholders' Equity 59,912 70,327 130,239 Total Liabilities and Stockholders' Equity $607,897 ($75,348) $532,549 Capital Ratios -Tier 1 capital (to average assets) 12.54% 26.95% -Tier 1 capital (to risk weighted assets) 26.69% 57.36% -Total capital (to risk weighted assets) 27.72% 58.39% Book Value Per Share $5.98 $13.65

16 Prudentia l Bancorp, Inc. Pru dentia l Summary of Q1 Fiscal 2014 Selected Consolidated Financial Data (unaudited) At December 31, At September 30, 2013 2013 Total assets $525,187 $607,897 Cash and cash equivalents 54,406 158,984 Investments Held-to-maturity 82,984 83,732 Available-for-sale 42,634 41,781 Loans receivable, net 321,615 306,517 Deposits 388,970 542,748 FHLB advances 340 340 Stockholders' equity 130,481 59,912 (Dollars in thousands)

17 Prudentia l Bancorp, Inc. Pru dentia l Summary of Q1 Fiscal 2014 Selected Operating Data: (unaudited) 2013 2012 Total interest income $4,069 $4,397 Total interest expense 905 1,220 Net interest income 3,164 3,177 Provsion for loan losses - - Total non-interest income 161 214 Total non-interest expense 2,803 2,768 Income taxes 184 351 Net income 338 272 Basis earnings per share $0.04 $0.03 Diluted earnings per share $0.04 $0.03 Three Months Ended December 31, (Dollar in thousands, expect per share data)

18 Prudentia l Bancorp, Inc. Pru dentia l • In an effort to improve earnings, the Company seeks to diversify the loan portfolio while simultaneously growing it • Attract lower cost retail deposits to drive down the cost of deposits and increase earnings, and develop an expanded client base with customers who can take advantage of the full suite of products and services that Prudential offers • The C ompany is focused on continuing to improve asset quality – Nonperforming assets declined each quarter in fiscal year 2013 and the first quarter of fiscal 2014 • Maintain the community focus and exceptional customer service that distinguishes the Company from larger financial institutions • C ontinue to address each customers needs uniquely and provide the best possible service that addresses the individuals’ needs Fiscal 2014 Business Strategy

19 Prudentia l Bancorp, Inc. Pru dentia l Thank you for your attendance today! Prudential Bancorp, Inc. Annual Shareholder Meeting